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                                                   NON-COMPETITION AGREEMENT
                                          (this "Agreement") dated as of
                                          November 21, 1997, between YOUNG
                                          AMERICA CORPORATION, a Minnesota
                                          corporation (the "Corporation"), JAY
                                          F. ECKLUND (the "Principal
                                          Stockholder") and each of the other
                                          parties set forth on the signature
                                          page hereto (collectively with the
                                          Principal Stockholder, the "Selling
                                          Stockholders").

            WHEREAS, the Selling Stockholders are parties to that certain Recapitalization Agreement dated as of the date hereof (the "Recapitalization Agreement"); and

            WHEREAS, the execution and delivery of this Agreement is a condition precedent for the consummation of the transactions contemplated by the Recapitalization Agreement.

            NOW, THEREFORE, in consideration of the premises and of the mutual covenants and obligations hereinafter set forth, the parties hereto agree as follows:

1. Consulting Arrangements

      The Principal Stockholder hereby agrees to provide consulting services to the Corporation on the following terms and conditions:


      1.1. Term. The Principal Stockholder shall provide consulting services to the Corporation from the date hereof until the first anniversary of the date hereof.

      1.2. Commitment. The Principal Stockholder shall provide such consulting services for up to 20 hours per week (which may be via telephone unless otherwise requested by the Corporation, in which case, the Corporation shall reimburse the Principal Stockholder for any travel expenses incurred).

      1.3. Compensation. In consideration of the consulting services to be provided hereunder, the Corporation shall pay to the Principal Stockholder $100,000 per annum, payable in equal monthly installments.

2. Disclosure of Information

      2.1. The Selling Stockholders shall not use or disclose to any person, firm, corporation or other business entity (other than any officer, director, Selling Stockholders, affiliate or representative of the Corporation), except as required in connection with the performance of the Selling Stockholders' duties under and in compliance with the terms of this Agreement and as required by law or judicial process, any

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            Confidential Information (as hereinafter defined) for any reason or purpose whatsoever, nor shall the Selling Stockholders make use of any of the Confidential Information for the Selling Stockholders' purposes or for the benefit of any person or entity except the Corporation or any subsidiary thereof.

      2.2. For purposes of this Agreement, "Confidential Information" shall mean (i) the Intellectual Property Rights (as hereinafter defined) of the Corporation and its subsidiaries and (ii) all other information of a proprietary nature relating to the Corporation or any subsidiary thereof, or the business or assets of the Corporation or any such subsidiary, including, without limitation, books, records, customer and registered user lists, vendor lists, supplier lists, distribution channels, pricing information, cost information, marketing plans, strategies, forecasts, financial statements, budgets and projections, other than information which is generally within the public domain at the time of the receipt thereof by the Selling Stockholders or at the time of use or disclosure of such Confidential Information by the Selling Stockholders other than as a result of the breach by the Selling Stockholders of the Selling Stockholders' agreement hereunder.

      2.3. As used herein, the term "Intellectual Property Rights" means all industrial and intellectual property rights, including, without limitation, patents, patent applications, patent rights, trademarks, trademark applications, trade names, service marks, service mark applications, copyrights, copyright applications, know-how, certificates of public convenience and necessity, franchises, licenses, trade secrets, proprietary processes and formulae, inventions, development tools, marketing materials, trade dress, logos and designs and all documentation and media constituting, describing or relating to the above, including, without limitation, manuals, memoranda and records.

3. Restrictive Covenants

      3.1 The Selling Stockholders acknowledge and recognize that they have been privy to Confidential Information. Accordingly, in consideration of the premises contained herein and the consideration to be received by the Selling Stockholders pursuant to the Recapitalization Agreement, the Selling Stockholders shall not, at any time prior to expiration of the fifth anniversary of the date hereof (the "Term"), (i) directly or indirectly engage in, represent in any way, or be connected with, any Competing Business, whether such engagement shall be as an officer, director, owner, executive, partner, affiliate or other participant in any Competing Business,
            (ii) assist others in engaging in any Competing Business in the manner described in clause (i) above, (iii) induce employees of the Corporation or any subsidiary or affiliate thereof to terminate their employment with the Corporation or any such subsidiary or affiliate or to engage in any Competing Business or (iv) induce any entity or person with which the Corporation or any subsidiary or any affiliate thereof has a business relationship to terminate or alter such business relationship. As used herein, "Competing Business" shall mean any business in any city or county in any state of the United


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            States if such business is competitive, directly or indirectly, at any time during the five year term of this Agreement with (A) the business of the Corporation or any affiliate thereof or (B) any of the products or business being developed or conducted by the Corporation or any Subsidiary thereof.

      3.2. The Principal Stockholder understands that the foregoing restrictions may limit his ability to earn a livelihood in a business similar to the business of the Corporation or any subsidiary or affiliate thereof, but he nevertheless believes that he has received and will receive sufficient consideration and other benefits as a Selling Stockholder and as otherwise provided hereunder to justify clearly such restrictions which, in any event (given his education, skills and ability), the Principal Stockholder does not believe would prevent him from earning a living.

4. Right to Inventions

      4.1. The Principal Stockholder hereby grants and assigns to the Corporation for its sole use and benefit any and all inventions, improvements, technical information and suggestions reasonably relating to the business of the Corporation or any subsidiary or affiliate thereof (collectively, the "Inventions") which the Selling Stockholders may have developed or acquired, together with all patent applications, letters patent, copyrights and reissues thereof that may at any time be granted for or upon the Inventions. In connection therewith:

            (a) the Principal Stockholder recognizes and agrees that the Inventions shall be the sole property of the Corporation, and the Corporation shall be the sole owner of all patent applications, letters patent, copyrights and reissues thereof that may at any time be granted for or on the Inventions;

            (b) the Principal Stockholder hereby assigns to the Corporation any rights the Principal Stockholder may have in or acquire to the Inventions;

            (c) the Principal Stockholder shall, at the expense of the Corporation, promptly execute and deliver such applications, assignments, descriptions and other instruments as may be necessary or proper in the opinion of the Corporation to vest title to the Inventions and any patent applications, patents, copyrights, reissues or other proprietary rights related thereto in the Corporation and to enable it to obtain and maintain the entire right and title thereto throughout the world;

            (d) the Principal Stockholder recognizes and agrees that the Inventions to the extent copyrightable shall constitute works for hire under the copyright laws of the United States; and

            (e) the Principal Stockholder shall render to the Corporation, at its expense, all such assistance as it may require in the prosecution of applications for said patents, copyrights, reissues or other proprietary rights, in the prosecution


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                  or defense of interferences which may be declared involving any said applications, patents, copyrights or other proprietary rights and in any litigation in which the Corporation may be involved relating to the Inventions.

5. Miscellaneous Provisions

      5.1. Entire Agreement; Amendments. This Agreement and the other agreements referred to herein contain the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersede all prior agreements or understandings between the parties with respect thereto. This Agreement shall not be altered or otherwise amended except pursuant to an instrument in writing signed by each of the parties hereto.

      5.2. Descriptive Headings. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provisions of this Agreement.

      5.3. Notices. All notices or other communications pursuant to this Agreement shall be in writing and shall be deemed to be sufficient if delivered personally, telecopied, sent by nationally-recognized, overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the addresses set forth in the Recapitalization Agreement (or at such other address for a party as shall be specified by like notice).

            All such notices and other communications shall be deemed to have been delivered and received (A) in the case of personal delivery, on the date of such delivery, (B) in the case of delivery by telecopy, on the date of such delivery, (C) in the case of delivery by nationally-recognized, overnight courier, on the Business Day following dispatch, and (D) in the case of mailing, on the third Business Day following such mailing. As used herein, "Business Day" shall mean any day that is not a Saturday, Sunday or a day on which banking institutions in New York, New York are not required to be open.

      5.4. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

      5.5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota applicable to contracts made and performed wholly therein.

      5.6. Benefits of Agreement; Assignment. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, representatives, heirs and estate, as applicable. Anything contained herein to the contrary notwithstanding, this Agreement shall


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            not be assignable by the Selling Stockholders without the consent of the Corporation.

      5.7. Waiver of Breach. The waiver by either party of a breach of any provision of this Agreement by the other party must be in writing and shall not operate or be construed as a waiver of any subsequent breach by such other party.

      5.8. Severability. In the event that any provision of this Agreement is determined to be partially or wholly invalid, illegal or unenforceable in any jurisdiction, then such provision shall, as to such jurisdiction, be modified or restricted to the extent necessary to make such provision valid, binding and enforceable, or if such provision cannot be modified or restricted, then such provision shall, as to such jurisdiction, be deemed to be excised from this Agreement; provided, however, that the binding effect and enforceability of the remaining provisions of this Agreement, to the extent the economic benefits conferred upon the parties by virtue of this Agreement remain substantially unimpaired, shall not be affected or impaired in any manner, and any such invalidity, illegality or unenforceability with respect to such provisions shall not invalidate or render unenforceable such provision in any other jurisdiction.

      5.9. Remedies. All remedies hereunder are cumulative, are in addition to any other remedies provided for by law and may, to the extent permitted by law, be exercised concurrently or separately, and the exercise of any one remedy shall not be deemed to be an election of such remedy or to preclude the exercise of any other remedy. The Selling Stockholders acknowledge that in the event of a breach of any of the Selling Stockholders' covenants contained in Sections 2, 3 or 4, the Corporation shall be entitled to immediate relief enjoining such violations in any court or before any judicial body having jurisdiction over such a claim.


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            IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                    YOUNG AMERICA CORPORATION


                                    By:  /s/  Charles D. Weil
                                       ----------------------------
                                       Name:  Charles D. Weil
                                       Title: President


                                         /s/  Jay F. Ecklund
                                       ----------------------------
                                              Jay F. Ecklund


                                    JOHN F. ECKLUND 1995
                                    IRREVOCABLE TRUST


                                    By:  /s/  William J. Berens
                                        -------------------------------
                                        William J. Berens, as Trustee of
                                        the Trust and not individually


                                    By:  /s/  Charles M. Thompson
                                        --------------------------------
                                        Charles M. Thompson, as Trustee of
                                        the Trust and not individually


                                    SHELDON MCKENSIE ECKLUND 1995
                                    IRREVOCABLE TRUST


                                    By:  /s/  William J. Berens
                                        ---------------------------------
                                        William J. Berens, as Trustee of
                                        the Trust and not individually


                                    By:  /s/  Charles M. Thompson
                                        ----------------------------------
                                        Charles M. Thompson, as Trustee of
                                        the Trust and not individually


                                    JOHN F. ECKLUND 1997
                                    IRREVOCABLE TRUST


                                    By:  /s/ William J. Berens
                                        -----------------------------------
                                        William J. Berens, as Trustee of
                                        the Trust and not individually

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                                    By:  /s/  Charles M. Thompson
                                        ---------------------------------
                                        Charles M. Thompson, as Trustee of
                                        the Trust and not individually


                                    SHELDON MCKENSIE ECKLUND
                                    1997 IRREVOCABLE TRUST


                                    By:  /s/  William J. Berens
                                        ---------------------------------
                                        William J. Berens, as Trustee of
                                        the Trust and not individually


                                    By:  /s/  Charles M. Thompson
                                        ---------------------------------
                                        Charles M. Thompson, as Trustee of
                                        the Trust and not individually

                                    JAY F. ECKLUND 1997
                                    IRREVOCABLE ANNUITY TRUST


                                    By:  /s/  William J. Berens
                                        ----------------------------------
                                        William J. Berens, as Trustee of
                                        the Trust and not individually